Exhibit 10.2

SECURITIES SETTLEMENT AGREEMENT

THIS AGREEMENT (“Agreement”) is by and between Magna Group, LLC (“CLAIMANT”) and the undersigned ("COMPANY" or "DEBTOR") and is entered into as of the effective date below, all with reference to the following facts, which the parties agree are true and correct:

RECITALS

CLAIMANT acquired, on or about this date, certain debt rights, noted below, of the COMPANY;

CLAIMANT is, a creditor of the COMPANY entitled to payment and seeks conversion of outstanding debt securities;

DEBTOR seeks to avoid dispute, retire debt from its books and records, make effort to improve its financial picture for potential acquisition and future fundings by eliminating or limiting the extent of debt the DEBTOR faces, and allow such conversion rights desired by the CLAIMANT;

THEREFORE, THE PARTIES AGREE TO SETTLE, AND THE PURPOSE OF THIS AGREEMENT IS TO REFLECT SUCH SETTLEMENT;

NOW THEREFORE, the parties hereto hereby represent, warrant, and covenant with and to each other and confirm all of the above and following to professionals, and the transfer agent of COMPANY and others to whom it may concern, as follows:

1. Obligations Owing. Reference is made to the debt securities identified on the signature page hereof (the "Debt").  As to the Debt, any past or current dispute, potential defenses and disputed considerations, etc., are waived by the COMPANY, and the debt obligation is hereby confirmed as owed. The COMPANY ratifies and confirms the validity of the Purchase and Assignment Agreement by and between the CLAIMANT acting as an investor and the prior claimant.

2. Exchange.  CLAIMANT and the COMPANY hereby agree to confirm the exchange of the Debt for securities of the COMPANY as follows: based upon the provisions of this Agreement the COMPANY is to repay an amount equal to the principal amount of the Debt ("Principal") with interest at a rate set below per annum ("Interest") by the "Maturity Date" (below) with conversion rights to the CLAIMANT so that, at the election of the CLAIMANT, it may convert the Principal in whole or part from time to time into shares of common stock in the COMPANY (the "Shares"). This obligation of the COMPANY is in the nature of a debenture, but in lieu of issuing a debenture form, the COMPANY shall honor the exchange, payment obligation and conversion rights per this Agreement. Thus, concurrently with the execution of this Agreement, CLAIMANT surrenders hereby the Debt and its interest in the Debt strictly for the payment, conversion, Shares and related rights under this securities Agreement.  (CLAIMANT will endeavor to use best efforts, for non material file recording, to deliver to the COMPANY any promissory notes, commercial paper, or other evidences of the Debt but such ministerial obligation shall not be a condition to the conversion, Shares, and enforcement rights of this Agreement by CLAIMANT.) With reference to Rule 144 promulgated under the Securities Act of 1933, as amended, the exchange hereby is made without any additional consideration applicable.

3.  Payment of Principal and Interest.  The COMPANY promises to pay to CLAIMANT the Principal and Interest on the Maturity Date, or sooner if required hereby, unless to the extent of any completed conversion of Principal and or Interest as stated herein.

THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT AT 70% OF SUCH AMOUNT, ALONG WITH ANY ACCRUED INTEREST AT ANY TIME UPON THREE DAYS WRITTEN NOTICE TO THE CLAIMANT.

4, Events of Default  "Event of Default," wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(A)           any default in the payment of the principal of, interest on, or liquidated damages in respect to this Agreement, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise); and or

(B)           the COMPANY shall commence, or there shall be commenced against it, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the COMPANY commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the COMPANY is commenced against the COMPANY; or the COMPANY is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the COMPANY suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 5 Business Days; or the COMPANY makes a general assignment for the benefit of creditors; or the COMPANY shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the COMPANY shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of any debt or the COMPANY or shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing or any corporate or other action is taken by the COMPANY for the purpose of effecting any of the foregoing; and or

(C)           the COMPANY shall fail to file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise required by the Exchange Act or as required to be deemed a current public company as to disclosure including on any exchange or over the counter trading medium and or the COMPANY is in, or accused of, being in violation of any law or regulation by written demand, court proceeding or similarly; and or

(D)    the material breach of any promise or representation in this Agreement and or related representation or agreement made by the COMPANY and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due CLAIMANT on a conversion within four Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the CLAIMANT (e.g. to brokerage firm account).

If any Event of Default occurs and is continuing, the full Principal amount of this Agreement, together with Interest and other amounts owing in respect thereof, shall become immediately due and payable in cash except the CLAIMANT may elect any part thereof to be paid in Shares as part of any conversion hereunder in which case such Shares shall be due.

5. Conversion of Debt into Common Stock.

(A) At any time until both the Principal and Interest is paid in full and all conversions have been honored by the COMPANY and this Agreement is no longer outstanding, this Agreement, including interest and principal, shall be convertible into shares of Common Stock in the COMPANY at 90 percent of the VWAP for the Common Stock during the 3 trading days prior to conversion.  The CLAIMANT shall effect conversions by delivering to the COMPANY the form of Notice of Conversion attached hereto as Exhibit A (a "Notice of Conversion"), specifying the date on which such conversion is to be effected (a "Conversion Date") and Shares shall then be delivered by the COMPANY within four Business Days. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the CLAIMANT shall not be required to otherwise physically surrender anything to the COMPANY.  CLAIMANT shall not sell any Shares until COMPANY has delivered the Shares to CLAIMANT’S brokerage account.

(B) The COMPANY covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Agreement.

(C) Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile, (iii) the first Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or  (iv) upon actual receipt by the party to whom such notice is required to be given.

Notwithstanding anything to the contrary herein contained, the CLAIMANT may not convert this Agreement to the extent such conversion would result in the CLAIMANT, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 3.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the CLAIMANT after application of this section.

6. Definitions, unless otherwise defined herein:

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                  "Common Stock" means the common stock of the COMPANY and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

7. Claimant Status.  CLAIMANT represents and the COMPANY confirms such representation, as follows:

CLAIMANT believes it is not an affiliate, now or by way of this Agreement, and relies upon the COMPANY knowledge of the members of the board of directors and officers in such regard (COMPANY represents to CLAIMANT that it has concluded and CLAIMANT may rely upon same, that CLAIMANT is not and will not be, by way of this Agreement, an affiliate of the COMPANY.); and

CLAIMANT is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933, as amended, the  "Act" by reason of Rule 501 and  (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors, as a sophisticated investor.

8. Other Concerns.  CLAIMANT has no responsibility for action or inaction by the DEBTOR nor faced or faces or will face responsibility for determinations of management of the COMPANY.   The parties also recognize and acknowledge that as a result of this Agreement, the parties have entered into a confidential relationship as to this document, except to the requirements of law to the contrary, and they have negotiated and entered into this Agreement in good faith and without any duress. COMPANY has, notwithstanding anything, obtained counsel of its own choosing on the legality of the subject including the issuance of the Shares hereby without legend or restriction. COMPANY agrees and represents that notwithstanding anything, including emails and meetings and calls, if any, at no time is any non public information about or relating to the COMPANY supplied to the CLAIMANT by the COMPANY or any affiliate or representative.  CLAIMANT shall not sell Shares in excess of 30% of the daily trading volume of the Shares and CLAIMANT shall not short sell, hedge, or engage in any strategies to depress the trading price of the Shares.

9.   Miscellaneous.

A.           Gender.  Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

B.           Severability.  If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

C.           Further Cooperation.  From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law. However, this shall not require any additional documents or acts by CLAIMANT  for CLAIMANT to obtain and dispose of the subject shares.

D.           Waiver.  No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party.  The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement  or understanding set  forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

E.           Expenses.  Except as otherwise provided herein, or agreed in writing, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

F.           Amendment.  This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

G.           Notices.  Any notice, communication, request, reply or advice (hereinafter severally and collectively called "Notice”) in this Agreement provided or permitted to be given, may be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered or sooner as stated within this Agreement.

H.           Captions.  Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

I.           Counterpart Execution.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax or email.

J.           Assignment.  This Agreement is not assignable without the written consent of the parties except CLAIMANT has the right to assign the obligations and Shares owed to it hereunder as it may determine.

K.           Parties in Interest and Affiliates.  Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns.

L.           Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties on the subject matter hereof and supersedes all prior recent settlement discussions and verbal agreements and understandings except in no way does this Agreement change or eliminate the terms of financial and related obligations to the CLAIMANT per past agreements and instruments except as strictly modified in writing above.

M.           Construction and Misc.  This Agreement shall be governed exclusively by the laws of the State of New York without reference to conflict of laws and the exclusive venue for any action, claim or dispute in respect of this Agreement shall be such court of competent jurisdiction as is located in Nassau County New York as the sole venue. The parties agree and acknowledge that each has reviewed this Agreement and the normal rule of construction that agreements are to be construed against the drafting party shall not apply in respect of this Agreement given the parties have mutually negotiated and drafted this Agreement.

N.           Cooperation and Representations.  The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document  necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

Representations of the COMPANY shall survive the signing and closing of this Agreement.

O.           Independent Legal Counsel.  The parties hereto agree that (i) each has retained independent legal counsel in connection with the preparation and of this Agreement, (ii) each has been advised of the importance of retaining legal counsel, and (iii) by the execution of this Agreement, each has retained or waived retaining counsel except as otherwise stated above.

EXHIBIT A.  Form of Conversion

Effective Date:  July 21, 2011
Principal Amount due hereunder: $275,000.
Interest due hereunder: 6% per annum
Maturity Date:  Date that is twelve months from this Effective Date
Description of Debt: Term loan
Assignor :NetCapital.com LLC
Name of Company: Pervasip Corp
State of Incorporation of Company:  NY
Address of Company: 75 South Broadway #400,White Plains, NY 10601
Name of Claimant: Magna Group, LLC
Claimant Address: 5 Hanover Square, New York NY 10004

      The undersigned hereby execute this document the Effective Date noted:

"COMPANY/DEBTOR"
Name: Pervasip Corp.

By:	/s/ Paul H. Riss

Its: CEO

“CLAIMANT”
Name:

By:	/s/ Joshua Sason

Its: Managing Member

Exhibit A

FORM NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Securities Settlement Agreement of the "COMPANY" noted below, dated July 21, 2011 into shares of common stock (the "Common Stock") of the COMPANY according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay a reasonable transfer expense payable with respect thereto.

Conversion calculations:______________________________________

Company Name:

Date to Effect Conversion:  _____________

Conversion Price: 90% of the VWAP for the Common Stock during the 3 trading days prior to conversion.

Principal Amount of Agreement to be converted:   __________________________________

Number of shares of Common Stock to be issued:   __________________________________

Signature: _____________________

Send   Shares Via DWAC:

DTC Number:
A/C:
FAO:
Attn:
Phone: